UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2022

MONDEE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39943	88-3292448
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10800 Pecan Park Blvd.

Suite 315

Austin, Texas 78750

(Address of principal executive offices)(Zip Code)

(Registrant’s telephone number, including area code): (650) 646-3320

ITHAX Acquisition Corp.

555 Madison Avenue

Suite 11A

New York, NY

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common stock, $0.001 par value per share	MOND	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MONDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “New Mondee” and the “Company” refer to Mondee Holdings, Inc., a Delaware corporation (f/k/a ITHAX Acquisition Corp., a Cayman Islands exempted company), and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “ITHAX” refer to ITHAX Acquisition Corp., a Cayman Islands exempted company, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section titled “Selected Definitions” beginning on page 3 thereof, and such definitions are incorporated herein by reference.

Domestication and Mergers

As previously announced, ITHAX Acquisition Corp. (“ITHAX” and, after the Domestication as described below, “New Mondee” or the “Company”), a Cayman Islands exempted company, previously entered into that certain Business Combination Agreement, dated as of December 20, 2021 (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among ITHAX, Ithax Merger Sub I, LLC, a Delaware limited liability company and wholly owned subsidiary of ITHAX (“First Merger Sub”), Ithax Merger Sub II, LLC a Delaware limited liability company and wholly owned subsidiary of ITHAX (“Second Merger Sub”) and Mondee Holdings II, Inc., a Delaware corporation (“Mondee”).

On July 18, 2022, the parties to the Business Combination Agreement entered into a waiver, pursuant to which they agreed to waive the following closing conditions under the Business Combination Agreement: (i) that the Ithax Class A Ordinary Shares shall continue to be listed on the Nasdaq Capital Market as of the Closing Date; and (ii) ITHAX is required to maintain a minimum cash balance of $150.0 million at Closing (the “Minimum Cash Condition”).

On July 18, 2022, as contemplated by the Business Combination Agreement and described in the section titled “Domestication Proposal” beginning on page 183 of the final prospectus and definitive proxy statement, dated June 27, 2022 (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) and following approval by ITHAX’s shareholders at an extraordinary general meeting of shareholders held on July 15, 2022 (the “Extraordinary General Meeting”), ITHAX filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation (the “Certificate of Incorporation”) and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which ITHAX was domesticated and continues as a Delaware corporation, changing its name to “Mondee Holdings, Inc.” (the “Domestication”).

As a result of and upon the effective time of the Domestication, among other things: (i) immediately prior to the PIPE Financing (as defined below), each issued and outstanding Class A ordinary share, par value $0.001 per share, of ITHAX (the “Class A ordinary shares”), converted into one share of Class A common stock, par value $0.0001 per share, of New Mondee (the “New Mondee Common Stock”); (ii) upon the First Effective Time (as defined below), each issued and outstanding Class B ordinary share, par value $0.001 per share, of ITHAX (the “Class B ordinary shares”) converted into one share of Class B common stock, par value $0.0001 per share, of New Mondee (the “New Mondee B Common Stock”); (iii) pursuant to the Domestication, each issued and outstanding whole warrant representing the right to purchase Class A ordinary shares of ITHAX automatically converted into the right to purchase one share of New Mondee Common Stock at an exercise price of $11.50 per share on substantially the same terms and conditions set forth in the Amended and Restated Warrant Agreement between Continental Stock Transfer & Trust Company (“Continental”) and New Mondee, dated July 18, 2022 (the “Amended and Restated Warrant Agreement”), a copy of which is attached hereto as Exhibit 4.3; (iv) pursuant to the Domestication, the governing documents of ITHAX were replaced with the Certificate of Incorporation of New Mondee (the “Interim Charter”), and upon the First Effective Time (as defined below), the Interim Charter was replaced with the amended and restated certificate of incorporation of New Mondee (f/k/a ITHAX Acquisition Corp.) (the “New Mondee Certificate of Incorporation”) and the bylaws of New Mondee (the “New Mondee Bylaws”) as described in the Proxy Statement/Prospectus; and (v) pursuant to the First Effective Time, New Mondee’s name changed to “Mondee Holdings, Inc.” In connection with clauses (i) through (iii) of this paragraph, each issued and outstanding unit of ITHAX that had not been previously separated into the underlying Class A ordinary shares of ITHAX and the underlying warrants of ITHAX prior to the Domestication were cancelled and the holder thereof was entitled to receive one share of New Mondee Common Stock and one-half of one warrant, with each whole warrant representing the right to purchase one share of New Mondee Common Stock at an exercise price of $11.50 per share, on the terms and subject to the conditions set forth in the Amended and Restated Warrant Agreement.

On July 18, 2022 (the “Closing Date”), following the Domestication, First Merger Sub merged with and into Mondee, with Mondee surviving such merger as a wholly owned subsidiary of New Mondee (the “First Merger”, and the time at which the First Merger became effective, the “First Effective Time”), and immediately following the First Merger, Mondee merged with and into Second Merger Sub, with Second Merger Sub surviving such merger as a wholly owned subsidiary of New Mondee (the “Second Merger”, together with the First Merger, the “Mergers”, and the time that the Second Merger became effective being referred to as the “Second Effective Time”).

In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the First Effective Time, (i) all shares of common stock of Mondee outstanding as of immediately prior to the First Effective Time were cancelled and automatically converted into the right to receive an aggregate of 60,800,000 shares of New Mondee Common Stock (the “Merger Consideration”), (ii) all shares of common stock of Mondee held in treasury of Mondee and all shares of Mondee common stock owned by any direct or indirect wholly owned subsidiary of Mondee immediately prior to the First Effective Time were cancelled without any conversion thereof, (iii) each issued and outstanding unit of First Merger Sub immediately prior to the First Effective Time were converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock of the first surviving company (the “First Surviving Company Common Stock”), (iv) pursuant to the New Mondee Certificate of Incorporation, each share of New Mondee Class B Common Stock was converted into one share (subject to adjustment) of New Mondee Common Stock and New Mondee will change its name to “Mondee Holdings, Inc.”, and (v) New Mondee and Continental will enter into the Amended and Restated Warrant Agreement.

In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the Second Effective Time, (a) each issued and outstanding share of First Surviving Company Common Stock was automatically cancelled and ceased to exist as of the Second Effective Time; and (b) each issued and outstanding unit of Second Merger Sub immediately prior to the Second Effective Time was automatically converted into and exchanged for one validly issued, fully paid and nonassessable interest of the second surviving company.

As a result of the First Merger, among other things, (i) all outstanding Class A ordinary shares of ITHAX as of immediately prior to the Closing were exchanged at an exchange ratio of 1:1 (the “Exchange Ratio”) for an aggregate of 6,247,218 shares of New Mondee Common Stock, (ii) each warrant to purchase Class A ordinary shares of ITHAX converted into a warrant to purchase shares of New Mondee Common Stock (the “New Mondee Assumed Warrant”) for an aggregate of 12,412,500 New Mondee Assumed Warrants, with each New Mondee Assumed Warrant subject to the same terms and conditions as were applicable to the original ITHAX warrant and having an exercise price and number of shares of New Mondee Common Stock purchasable based on the Exchange Ratio and other terms contained in the Business Combination Agreement, (iii) each option to purchase Class A ordinary shares of ITHAX converted into an option to purchase shares of New Mondee Common Stock (the “New Mondee Assumed Option”), with each New Mondee Assumed Option subject to the same terms and conditions as were applicable to the original ITHAX option and with an exercise price and number of shares of New Mondee Common Stock purchasable based on the Exchange Ratio and other terms contained in the Business Combination Agreement and (iv) each unit of ITHAX converted into an option to purchase New Mondee Common Stock.

The foregoing description of the Business Combination Agreement is a summary only and is qualified in its entirety by the full text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1, which is incorporated herein by reference.

PIPE Investment

Concurrently with the execution of the Business Combination Agreement, ITHAX entered into Subscription Agreements (the “Subscription Agreements”) with certain “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) and accredited investors (together, the “Initial PIPE Investors”), pursuant to which the Initial PIPE Investors have agreed to subscribe for and purchase, and ITHAX has agreed to issue and sell to the Initial PIPE Investors, an aggregate of 5,000,000 shares of New Mondee Common Stock at a price of $10.00 per share, for aggregate gross proceeds of $50,000,000 (the “Initial PIPE Investment”). Subsequently, on April 21, 2022, ITHAX entered into a Subscription Agreement with an additional investor (the “Additional PIPE Investor” together with the Initial PIPE Investors the “PIPE Investors”) pursuant to which the Additional PIPE Investor agreed to subscribe for and purchase, and ITHAX has agreed to issue and sell to the Additional PIPE Investor, 2,000,000 shares of New Mondee Common Stock at a price of $10.00 per share, for gross proceeds of $20,000,000 (the “Additional PIPE Investment”). The aggregate gross proceeds to New Mondee from the Initial PIPE Investment and the Additional PIPE Investment of 7,000,000 shares (the “PIPE Shares”) are expected to equal $70,000,000 (the “PIPE Financing”). The offer and sale of the shares of New Mondee Common Stock issued in the PIPE Financing pursuant to the Subscription Agreements have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. ITHAX granted the PIPE Investors certain registration rights in connection with the PIPE Financing. The PIPE Financing was consummated immediately prior to the First Effective Time.

A description of the Subscription Agreements is included in the Proxy Statement/Prospectus in the section titled “Business Combination Proposal⸺Related Agreements” beginning on page 152 of the Proxy Statement/Prospectus. The foregoing description of the Subscription Agreements is a summary only and is qualified in its entirety by the full text of the form of Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

TCW Agreement

On July 8, 2022, the Company entered into a seventh amendment to the financing agreement (the “TCW Agreement”) with TCW Asset Management Company LLC (“TCW”), pursuant to which, among other things, (i) TCW consented to the Business Combination, the change of name of the Company from “ITHAX Acquisition Corp.” to “Mondee Holdings, Inc.”, and a further extension of the loan repayment schedule, and (ii) the Company agreed to execute joinders for Mondee Holdings, Inc. and Mondee Holdings II, Inc. to become borrowers under the TCW Agreement. The seventh amendment further provides that Mondee Holdings LLC will issue up to 3,000,000 Class G units to TCW instead of the 3,600,000 Class G units agreed to under the fourth amendment, the exact amount of which will be dependent on the aggregate amount of loans outstanding following prepayment of such loans out of proceeds of the Transactions. On July 18, 2022, based on the prepayment of $41,200,000 aggregate amount of the loans, Mondee Holdings LLC issued 3,000,000 Class G units to TCW. On July 17, 2022, the Company entered into an amendment to the seventh amendment to the TCW Agreement, pursuant to which, among other things, TCW consented to reduce the amount of the loans required to be prepaid at closing to $40,000,000.

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Warrant Agreement

On July 18, 2022, New Mondee and Continental entered into the Amended and Restated Warrant Agreement, pursuant to which (i) all references to ITHAX warrants were revised to become references to warrants of New Mondee; and (ii) the outstanding warrants were adjusted pursuant to the terms of the existing warrant agreement, such that the warrants became exercisable for New Mondee Common Stock, in lieu of the ITHAX Class A ordinary shares previously issuable and receivable upon the exercise of rights under the existing warrant agreement.

The foregoing description of the Amended and Restated Warrant Agreement is qualified in its entirety by the full text of the Amended and Restated Warrant Agreement, a copy of which is attached hereto as Exhibit 4.3 and incorporated herein by reference.

Earn-Out Agreement

Pursuant to the Business Combination Agreement, ITHAX entered into an earn-out agreement (the “Earn-Out Agreement”) with certain signatories thereto (the “Members”), pursuant to which ITHAX has agreed, among other things that in connection with and upon the First Merger, New Mondee may issue to the Members an aggregate of up to 9,000,000 shares of New Mondee Common Stock (the “Earn-Out Shares”), with the Earn-Out Shares vesting over the four-year period following Closing based on the achievement of certain milestones related to the trading price of New Mondee Common Stock set forth in the Earn-Out Agreement. Upon the closing of the Business Combination, Prasad Gundumogula, who is the Chief Executive Officer of New Mondee, will receive 6,000,000 of the aggregate amount of Earn-Out Shares. The terms of the Earn-Out Agreement are described in the Proxy Statement/Prospectus in the section entitled “Business Combination Proposal-Related Agreements⸺Earn-Out Agreement” on page 153 of the Proxy Statement/Prospectus.

The foregoing description of the Earn-Out Agreement is qualified in its entirety by the full text of the Earn-Out Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Registration Rights Agreement

On July 18, 2022, New Mondee, the Sponsor, certain former stockholders of Mondee, and the other parties thereto entered into the Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the parties thereto have been granted certain customary registration rights with respect to their respective shares of New Mondee Common Stock. An aggregate of 74,300,000 shares of New Mondee Common Stock are subject to resale registration rights. Such shares include (i) the 7,000,000 PIPE Shares; (ii) up to 60,800,000 Merger Consideration shares; and (iii) an aggregate of up to 6,500,000 Earn-Out Shares. Pursuant to the Registration Rights Agreement, New Mondee agreed that, within thirty (30) calendar days after the Closing, it will file with the SEC a registration statement registering the resale of the Registrable Securities (the “Resale Registration Statement”), and New Mondee will use its commercially reasonable efforts to have the Resale Registration Statement declared effective by the SEC as soon as practicable after the filing thereof. In certain circumstances, the holders party to the Registration Rights Agreement can request to sell in an underwritten offering that is registered pursuant to a Shelf available at such time (an “Underwritten Shelf Takedown”). The Sponsor may not demand more than one (1) Underwritten Shelf Takedown and the other Holders (as defined in the Registration Rights Agreement) may demand not more than two (2) Underwritten Shelf Takedowns. Both the Sponsor and the other Holders will be entitled to piggyback registration rights, in each case subject to certain limitations set forth in the Registration Rights Agreement.

Under the Registration Rights Agreement, New Mondee agreed to indemnify the holders against any losses or damages resulting from any untrue statement or omission or alleged untrue statement or omission of a material fact in any registration statement, prospectus, or preliminary prospectus or any amendment thereof, pursuant to which the holders sell their equity securities, unless such liability arose from the holders’ misstatement or omission, and each of the holders, severally and individually, will agree to indemnify New Mondee against any losses or damages caused by such holder’s material misstatements or omissions in those documents.

A description of the Registration Rights Agreement is included in the Proxy Statement/Prospectus in the section titled “Business Combination Proposal⸺Related Agreements⸺Registration Rights Agreement” beginning on page 153 of the Proxy Statement/Prospectus. The foregoing description is qualified in its entirety by the full text and form of the Registration Rights Agreement, a copy of which is included as Exhibit 10.3 and is incorporated herein by reference.

Indemnification Agreements

On July 18, 2022, in connection with the Closing, New Mondee entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements, among other things, require New Mondee to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of its directors or executive officers or any other company or enterprise to which the person provides services at its request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the Form of Director Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, ITHAX entered into a sponsor support agreement with the Sponsor and Mondee (the “Sponsor Support Agreement”), pursuant to which the Sponsor agreed to, among other things, vote all of the 6,472,500 ordinary shares of ITHAX in favor of the approval of the Transactions and to waive any redemption rights with respect to any ordinary shares held by it. The Sponsor did not receive separate consideration for its waiver of redemption rights in the Sponsor Support Agreement. In addition, the Sponsor agreed that 603,750 Class B ordinary shares issued in connection with ITHAX’s initial public offering (which were converted to 603,750 shares of New Mondee Class B Common Stock in connection with the Domestication) would be forfeited if the Minimum Cash Condition contemplated by the Business Combination Agreement was not satisfied as of the Closing. Since the Minimum Cash Condition was waived and not satisfied, the Sponsor forfeited 603,750 shares of New Mondee Class B Common Stock at Closing in accordance with the terms of the Sponsor Support Agreement.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, the form of which is attached as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Stockholder Support Agreement

Pursuant to the Business Combination Agreement, Mondee and Mondee Holdings, LLC entered into a Support Agreement (the “Stockholder Support Agreement”) with ITHAX, pursuant to which Mondee Holdings, LLC, among other things, agreed to vote to adopt and approve, upon the registration statement on Form S-4 being declared effective, the Business Combination Agreement and all other documents and transactions contemplated thereby.

The foregoing description of the Stockholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Stockholder Support Agreement, the form of which is attached as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01 of this Report. The material terms and conditions of the Business Combination Agreement described in the Proxy Statement/Prospectus in the section titled “Business Combination Proposal” beginning on page 140 of the Proxy Statement/Prospectus is incorporated herein by reference.

Prior to and in connection with the Extraordinary General Meeting, holders of 23,311,532 out of 24,150,000 shares of the ITHAX’s Class A ordinary shares exercised their right to redeem those shares for cash at a price of approximately $10.02 per share, for an aggregate of approximately $233,586,053.50, which was paid out of the Trust Account following the Closing.

Immediately after the Closing and following the redemptions described above and the issuance of the PIPE Shares, New Mondee had the following outstanding securities:

•	80,547,218 shares of New Mondee Common Stock; and
•	12,075,000 public warrants and 337,500 private placement warrants, each exercisable for one share of New Mondee Common Stock at a price of $11.50 per share.

FORM 10 INFORMATION

Prior to the Closing, ITHAX was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations and was formed as a vehicle to effect a business combination with one or more operating businesses. Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as ITHAX was immediately before the Closing, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, New Mondee is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to New Mondee after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report, or some of the information incorporated herein by reference, contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations of New Mondee. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” “ will be,” “will continue,” “would,” “will likely result” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When New Mondee discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, New Mondee’s management. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond New Mondee’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of New Mondee’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	changes in domestic and foreign business, market, financial, political, regulatory and legal conditions;

•	the Company’s ability to ability to execute its business strategy, including monetization of its products;

•	the Company’s ability to remediate its material weaknesses and maintain an effective system of internal control over financial reporting;

•	the Company’s ability to implement its strategic initiatives and continue to innovate its existing services;

•	the Company’s projected financial information, growth rate and market opportunity;

•	the ability to maintain the listing of the New Mondee Common Stock and the Warrants on the Nasdaq Capital Market, and the potential liquidity and trading of such securities;

•	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Company to grow and retain its key employees;

•	costs related to the Business Combination;

•	changes in applicable laws or regulations;

•	the Company’s ability to raise financing in the future and ability to continue as a going concern;

•	the Company’s success in retaining or recruiting, or changes required in, our officers, key employees or directors after the Business Combination;

•	the Company’s ability to maintain relationships with customers and suppliers;

•	the Company’s officers and directors allocating their time to other businesses and potentially having conflicts of interest with the Company’s business;

•	the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing;

•	the Company’s financial performance;

•	the Company’s ability to expand or maintain its existing customer base;

•	the outcome of any legal proceedings that may be instituted against the Company;

•

other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 73 of the Proxy Statement/Prospectus and are incorporated herein by reference;

•	the effect of COVID-19 on the foregoing; and

•	unfavorable conditions in the Company’s industry, the global economy or global supply chain, including financial and credit market fluctuations, international trade relations, pandemics (such as the COVID-19 pandemic), political turmoil, natural catastrophes, warfare (such as the conflict involving Russia and Ukraine), and terrorist attacks.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of ITHAX and Mondee prior to the Business Combination is described in the Proxy Statement/Prospectus in the sections titled “Information About ITHAX” beginning on page 262 of the Proxy Statement/Prospectus and “Information About Mondee” beginning on page 281 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Risk Factors

The risks associated with New Mondee’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 73 of the Proxy Statement/Prospectus and are incorporated herein by reference.

Financial Information

The information set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of ITHAX and Mondee is incorporated herein by reference.

Unaudited Pro Forma Combined Financial Information

The unaudited pro forma condensed combined financial information of ITHAX and Mondee as of the three months ended March 31, 2022 and for year ended December 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 293 in the section titled “Mondee’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated herein by reference. The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01 of this Report. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 274 in the section titled “ITHAX’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosures contained in the Proxy Statement/Prospectus beginning on page 293 in the section titled “Mondee’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated herein by reference. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 274 in the section titled “ITHAX’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated herein by reference.

Properties

The Company’s facilities and office space are described in the Proxy Statement/Prospectus beginning on page 289 in the section titled “Information About Mondee⸺Properties,” which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth beneficial ownership of New Mondee Common Stock as of the Closing Date (the “Ownership Date”), after giving effect to the consummation of the Business Combination, the PIPE Financing and actual redemptions from the Trust Account by:

•	each person who is known to be the beneficial owner of more than 5% of issued and outstanding New Mondee Common Stock;

•	each of the Company’s named executive officers and directors; and

•	all current executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of the Ownership Date.

The beneficial ownership of New Mondee Common Stock is based on 80,547,218 shares of New Mondee Common Stock outstanding as of the Ownership Date.

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Shares
Name and Address of Beneficial Owner
Directors and Executive Officers Post-Business Combination(1)
Prasad Gundumogula(2)(3)	66,900,000	(6)	83.1%
Dan Figenshu	119,600		*
Venkat Pasupuleti	—		—
Jim Dullum	112,000		*
Orestes Fintiklis(4)	5,922,200		7.3%
Asi Ginio	*		*
Mona Aboelnaga Kanaan(5)	19,000		*
Roopa Purushothaman	—		—
Noor Sweid	—		—
Pradeep Udhas	—		—
All Executive Officers and Directors as a group (10 individuals)	73,072,800		90.5%
Greater than Five Percent Holders
ITHAX Acquisition Sponsor LLC(4)	5,197,200		6.4%
Dimitrios Athanasopoulos	5,922,200		7.3%
Mondee Holdings LLC(2)	60,800,000		75.5%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the individuals is 10800 Pecan Park Blvd., Suite 315, Austin, Texas 78750.

(2)	Prasad Gundumogula and his wife are the only directors of Mondee Holdings LLC. In addition, Mr. Gundumogula beneficially owns the requisite number of units of Mondee Holdings LLC required to approve transactions other than related party transactions between Mr. Gundumogula and Mondee Holdings LLC. As such, Mr. Gundumogula has voting and investment discretion with respect to the shares of New Mondee Common Stock held of record by Mondee Holdings LLC and may be deemed to have shared beneficial ownership of the shares of New Mondee Common Stock held directly by Mondee Holdings LLC.

(3)	Includes 2,018,100 shares of New Mondee Common Stock that were transferred to Mondee, Inc. (a subsidiary of the Company) by Prasad Gundumogula in partial satisfaction of the Mondee Group Note, as amended.

(4)	Includes (i) 6,472,500 ordinary shares held by Sponsor, of which 6,007,500 are Class B ordinary shares (including the 603,750 Class B ordinary shares, which were converted to 603,750 shares of New Mondee Class B Common Stock in connection with the Domestication, subject to forfeiture pursuant to the Sponsor Support Agreement) and 465,000 Class A ordinary shares underlying the private placement units issued in the private placement in connection with ITHAX’s initial public offering, (ii) 260,000 shares of New Mondee Common Stock that the Sponsor or its affiliates or designees purchased in the PIPE Financing and (iii) 232,500 private placement warrants held by the Sponsor, which will be exercisable for shares of New Mondee Common Stock commencing 30 days after the Closing of the Transactions, pursuant to the Amended and Restated Warrant Agreement. Ithaca Capital Partners 6 LLC, a Delaware limited liability company (“Ithaca Capital”), and GMDA Capital Opportunities Ltd, an entity organized under the laws of Cyprus (“GMDA”), are the managing members of the Sponsor. Each director has one vote, and the approval of a majority of the directors is required to approve any action of the Sponsor. Mr. Fintiklis is the sole director of Ithaca Capital. As such, Mr. Fintiklis has voting and investment discretion with respect to the ordinary shares held of record by the Sponsor and may be deemed to have shared beneficial ownership of the ordinary shares held directly by the Sponsor. Mr. Fintiklis disclaims beneficial ownership of any ordinary shares other than to the extent he may have a pecuniary interest therein, directly or indirectly. Mr. Athanasopoulos, together with Antonios Achilleoudis, Georgios Linatsas, each of whom is a director of AXIA, and Alexandros Argyros are the shareholders of GMDA. As such, each of Messrs. Athanasopoulos, Achilleoudis, Linatsas and Argyros has voting and investment discretion with respect to the ordinary shares held of record by the Sponsor and may be deemed to have shared beneficial ownership of the ordinary shares held directly by the Sponsor. Each of Messrs. Athanasopoulos, Achilleoudis, Linatsas and Argyros disclaims beneficial ownership of any ordinary shares other than to the extent he may have a pecuniary interest therein, directly or indirectly.

(5)	Consists of 19,000 shares of New Mondee Common Stock owned directly by Ms. Aboelnaga Kanaan’s spouse. As such, Ms. Aboelnaga Kanaan may be deemed to have shared beneficial ownership of such shares of New Mondee Common Stock owned directly by her spouse. Ms. Aboelnaga Kanaan disclaims beneficial ownership of any shares of New Mondee Common Stock other than to the extent she may have a pecuniary interest therein, directly or indirectly, by virtue of her inability to exercise voting or investment power over such shares of New Mondee Common Stock.

(6)	Includes 2,018,100 shares of New Mondee Common Stock that were transferred to Mondee, Inc. (a subsidiary of the Company) by Prasad Gundumogula in partial satisfaction of the Mondee Group Note, as amended.

Directors and Executive Officers

Other than as disclosed below in Item 5.02 below, the Company’s directors and executive officers are described in the Proxy Statement/Prospectus in the section entitled “Management of New Mondee Following the Business Combination” beginning on page 319 thereof and to Item 5.02 of this Current Report on Form 8-K, which are incorporated herein by reference.

Director Independence

Reference is made to the disclosures contained in the Proxy Statement/Prospectus beginning on page 323 in the section titled “Management of New Mondee Following the Business Combination⸺Director Independence,” which is incorporated herein by reference.

Executive Compensation

The executive compensation of the Company’s named executive officers is described in the Proxy Statement/Prospectus in the section titled “Mondee’s Executive and Director Compensation” beginning on page 315 of the Proxy Statement/Prospectus and that information is incorporated herein by reference.

Director Compensation

The compensation of the Company’s directors is described in the Proxy Statement/Prospectus in the section titled “Mondee’s Executive and Director Compensation” beginning on page 315 of the Proxy Statement/Prospectus and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus in the sections titled “Certain Relationships and Related Person Transactions⸺ITHAX” and “Certain Relationships and Related Party Transactions⸺Mondee” beginning on page 330 and 333, respectively, and are incorporated herein by reference. The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01 of this Report.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About Mondee⸺Legal Proceedings” beginning on page 290 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Prior to the Business Combination, ITHAX’s units, Class A ordinary shares and ITHAX Public Warrants were historically quoted on the Nasdaq Capital Market under the symbols “ITHXU,” “ITHX” and “ITHXW,” respectively. On July 18, 2022, the New Mondee Common Stock and the Warrants began trading on the Nasdaq Global Market under the new trading symbols “MOND” and “MONDW”, respectively. On the Closing Date, the CUSIP numbers relating to the New Mondee Common Stock and Warrants changed to 465712 107 and 465712 115, respectively.

As a result of the Domestication, all of ITHAX’s Class A ordinary shares and Class B ordinary shares automatically converted into shares of New Mondee Common Stock on a one-for-one basis. The ITHAX Public Warrants and the private warrants held by ITHAX Acquisition Sponsor LLC became warrants for New Mondee Common Stock.

As of the Closing Date and following the consummation of the Business Combination, the Company had 80,547,218 shares of Common Stock issued and outstanding and 12,075,000 Public Warrants outstanding. As of the Closing Date and following the consummation of the Business Combination, ITHAX’s units ceased trading on the Nasdaq Capital Market and were separated into their component securities upon consummation of the Business Combination and no fractional warrants were issued upon the separation.

Dividends

The Company has not paid any cash dividends on ITHAX’s Class A ordinary shares, ITHAX’s Class B ordinary shares or New Mondee Common Stock to date. Subject to the rights of holders of preferred stock of New Mondee (if any) and the provisions of the Certificate of Incorporation, as it may be amended from time to time, holders of New Mondee Common Stock will be entitled to receive such dividends and other distributions in cash, stock or property of New Mondee when, as and if declared thereon by the Board, in its discretion, from time to time out of assets or funds of New Mondee legally available therefor. The Company does not anticipate declaring any cash dividends to holders of New Mondee Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by New Mondee of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The description of the Company’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of New Mondee Securities” beginning on page 337 of the Proxy Statement/Prospectus is incorporated by reference herein.

Indemnification of Directors and Officers

The disclosure set forth in Item 1.01 of this Report under the section titled “Indemnification Agreements” is incorporated herein by reference into this Item 2.01.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Report is incorporated by reference into this Item 2.01.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth in Item 4.01 of this Report is incorporated by reference into this Item 2.01.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Report is incorporated by reference into this Item 2.01.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above with respect to the PIPE Financing is incorporated by reference into this Item 3.02.

The Company issued the foregoing shares of common stock in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act of 1933, as amended, in reliance on the exemption from registration afforded by Section 4(a)(2) thereof.

Item 3.03. Material Modification to Rights of Security Holders.

At the Extraordinary General Meeting, the ITHAX shareholders considered and approved, among other things, the proposals set forth in the Proxy Statement/Prospectus in the sections titled “Proposed Charter and Bylaws Proposal” and “Advisory Governing Documents Proposal” beginning on pages 193 and 197, respectively, of the Proxy Statement/Prospectus, which are incorporated by reference herein. The New Mondee Certificate of Incorporation, which became effective upon filing with the Secretary of State of the State of Delaware on July 18, 2022, includes the amendments proposed by the Proposed Charter and Bylaws Proposal and the Advisory Governing Documents Proposal.

On July 18, 2022, the Board approved and adopted the New Mondee Bylaws, which became effective as of the Effective Time. The description of the New Mondee Certificate of Incorporation and the general effect of the New Mondee Certificate of Incorporation and the New Mondee Bylaws upon the rights of holders of New Mondee’s capital stock are included in the Proxy Statement/Prospectus under the sections titled “Proposed Charter and Bylaws Proposal,” “Advisory Governing Documents Proposal,” and “Description of New Mondee Securities” beginning on pages 193, 197 and 337, respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

The disclosures set forth under the “Introductory Note” and in Item 2.01 of this Report are also incorporated herein by reference. Copies of the New Mondee Certificate of Incorporation and the New Mondee Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On July 18, 2022, the audit committee of the Board (the “Audit Committee”) approved the dismissal of Marcum LLP (“Marcum”), ITHAX’s independent registered public accounting firm prior to the Business Combination, which dismissal will become effective following its completion of its review of the Company’s financial statements for the second quarter of 2022, which consist only of the accounts of the pre-Business Combination special purpose acquisition company, ITHAX.

The report of Marcum on ITHAX’s, the Company’s legal predecessor, consolidated financial statements as of December 31, 2021 and 2020, and for the year ended December 31, 2021, and for the period from October 2, 2020 (inception) through December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from October 2, 2020 (ITHAX’s inception) to December 31, 2021 and subsequent interim periods, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between ITHAX and Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on ITHAX’s financial statements for such period.

During the period from October 2, 2020 (ITHAX’s inception) to December 31, 2021 and subsequent interim period through July 18, 2022, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except that for the fiscal year ended December 31, 2021, based upon an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures, the Chief Executive Officer and Chief Financial Officer of ITHAX concluded that its disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) were not effective, due solely to the material weakness in our internal control over financial reporting related to the Company’s accounting for complex financial instruments as a result of the change in classification of all of ITHAX’s redeemable Class A ordinary shares as temporary equity and the classification of ITHAX’s warrants as liabilities. Based on the foregoing, it was determined that ITHAX had a material weakness relating to its internal controls over financial reporting, and such material weakness had not yet been remediated as of June 30, 2021.

The Company provided Marcum with a copy of the foregoing disclosures and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated July 18, 2022, is filed as Exhibit 16.1 to this Report.

(b) Disclosures regarding the new independent auditor.

On July 18, 2022, the Board approved the engagement of KNAV P.A. (“KNAV”) and appointed KNAV as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2022. KNAV served as independent registered public accounting firm of Mondee Holdings II, Inc. and its subsidiaries prior to the Business Combination. During the period from October 2, 2020 (ITHAX’s inception) to December 31, 2021 and subsequent interim period through July 18, 2022, neither the Company nor anyone on the Company’s behalf consulted with KNAV with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that KNAV concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

Item 5.01. Changes in Control of the Registrant.

The information set forth in the section titled “Introductory Note” and in the section titled “Beneficial Ownership of Securities” in Item 2.01 of this Report is incorporated by reference herein. The information set forth in the section of the Proxy Statement/Prospectus titled “Business Combination Proposal” beginning on page 140 of the Proxy Statement/Prospectus is incorporated herein by reference.

As a result of the completion of the Business Combination pursuant to the Business Combination Agreement, a change of control of ITHAX has occurred. Immediately following the Closing, the Public Stockholders owned 838,468 shares of New Mondee Common Stock, representing approximately 1.0% of the total shares outstanding of New Mondee, (ii) the Sponsor and its affiliates and advisors owned 5,197,200 shares of New Mondee Common Stock, representing approximately 6.5% of the total shares outstanding of New Mondee and (iii) the PIPE Investors owned 7,000,000 shares of New Mondee Common Stock, representing approximately 8.7% of the total shares outstanding of New Mondee, which percentages excludes the Earn-Out Shares that will be held in escrow and vest over the four-year period following the Closing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the Closing, each executive officer of ITHAX ceased serving in such capacities, and Dimitrios Athanasopoulos, Carlos N. Guimarães, George Syllantavos and Rahul Vir ceased serving on the Company’s board of directors.

Additionally, effective upon the Closing, (i) Prasad Gundumogula was appointed Chief Executive Officer, Dan Figenshu was appointed Chief Financial Officer, Venkat Pasupuleti was appointed Chief Technology Officer, and Jim Dullum was appointed Chief Operating Officer and (ii) Prasad Gundumogula, Asi Ginio, Mona Aboelnaga Kanaan, Roopa Purushothaman, Noor Sweid and Pradeep Udhas were appointed to the Company’s board of directors. In addition, Orestes Fintiklis will continue as a director of the Company.

The information set forth in Item 2.01 of this Report in the sections titled “Directors and Executive Officers,” “Executive Compensation,” “Director Compensation” and “Certain Relationships and Related Transactions” are incorporated herein by reference.

2022 Equity Incentive Plan

At the Extraordinary General Meeting, the ITHAX shareholders considered and approved the New Mondee 2022 Equity Incentive Plan (the “2022 EIP”). The 2022 EIP was previously approved, subject to shareholder approval, by ITHAX’s board of directors on July 18, 2022. The 2022 EIP became effective upon the Closing.

A summary of the terms of the 2022 EIP is set forth in the Proxy Statement/Prospectus in the section titled “The Equity Incentive Plan Proposal” beginning on page 216 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the 2022 EIP, a copy of which is attached hereto as Exhibit 10.7 and incorporated herein by reference.

2022 Employee Stock Purchase Plan

At the Extraordinary General Meeting, the ITHAX shareholders considered and approved the New Mondee 2022 Employee Stock Purchase Plan (the “2022 ESPP”). The 2022 ESPP was previously approved, subject to stockholder approval, by ITHAX’s board of directors on July 18, 2022. The 2022 ESPP became effective upon the Closing.

A summary of the terms of the 2022 ESPP is set forth in the Proxy Statement/Prospectus in the section titled “The Employee Stock Purchase Plan Proposal” beginning on page 222 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the 2022 ESPP, a copy of which is attached hereto as Exhibit 10.8 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Report is incorporated in this Item 5.03 by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Closing, on July 18, 2022, the Board approved and adopted the Code of Ethics (the “Code of Ethics”) applicable to all employees, officers and directors of New Mondee. The foregoing description of the Code of Ethics is qualified in its entirety by the full text of the Code of Ethics, which is available on the investor relations page of the Company’s website.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Business Combination Proposal” beginning on page 140, which is incorporated herein by reference. Further, the information set forth in the “Introductory Note” and under Item 2.01 of this Report is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On July 18, 2022, the Company issued a press release announcing the completion of the Business Combination, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information contained in this Item 7.01.

Item 8.01 Other Events.

Holders of 23,311,532 shares of ITHAX Class A ordinary shares exercised their right to have their shares redeemed for cash at a redemption price of approximately $10.00 per share, totaling approximately $233,586,053.50. As a result, upon Closing, the Company received approximately $78.4 million in gross cash proceeds, consisting of approximately $8.4 million from the Company’s trust account and approximately $70 million from the PIPE Financing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Mondee Holdings II, Inc. as of and for the years ended December 31, 2021 and 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-66 of the Registration Statement and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Mondee Holdings II, Inc. as of and for the three months ended March 31, 2022 and 2021 and for the year ended December 31, 2021 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-47 of the Registration Statement and are incorporated herein by reference.

The consolidated financial statements of ITHAX as of December 31, 2021 and 2020, and for the year ended December 31, 2021, and for the period from October 2, 2020 (inception) through December 31, 2020 and the related notes, are included in the Registration Statement beginning on page F-24 of the Registration Statement and are incorporated herein by reference. The historical unaudited condensed financial statements of ITHAX as of and for the three months ended March 31, 2022 and 2021 and the related notes are included in the Quarterly Report on Form 10-Q filed by ITHAX on May 9, 2022, which is incorporated herein by reference.

The unaudited condensed consolidated financial statements of ITHAX as of and for the three months ended March 31, 2022 and 2021 and for the year ended December 31, 2021 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-2 of the Registration Statement and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of the three months ended March 31, 2022 and for the year ended December 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description	Form	File No.	Incorporated by reference Exhibit No.	Filing Date
2.1†	Business Combination Agreement, dated December 20, 2021, by and among ITHAX Acquisition Corp., ITHAX Merger Sub I, LLC, ITHAX Merger Sub II, LLC, and Mondee Holdings II, Inc.	8-K	001-39943	2.1	December 20, 2021

3.1*	Amended and Restated Certificate of Incorporation of ITHAX Acquisition Corp.

3.2*	Bylaws of New Mondee.

4.1*	Specimen Common Stock Certificate.

4.2*	Specimen Warrant Certificate.

4.3*	Amended and Restated Warrant Agreement between Continental Stock Transfer & Trust Company and Mondee Holdings, Inc.

10.1	Form of PIPE Subscription Agreement.	8-K	001- 39943	001- 39943	December 20, 2021

10.2	Earn-Out Agreement, dated as of December 20, 2021, by and among ITHAX Acquisition Corp., and certain other parties thereto	8-K	001- 39943	10.5	December 20, 2021

10.3*	Registration Rights Agreement, dated July 18, 2022, among Mondee Holdings, Inc. ITHAX Acquisition Sponsor LLC, Mondee Holdings, LLC, and the other holders party thereto.

10.4*	Form of Director Indemnification Agreement of Mondee Holdings, Inc.

10.5	Sponsor Support Agreement, dated as of December 20, 2021, by and among ITHAX Acquisition Corp., Mondee Holdings II, Inc., and ITHAX Acquisition Sponsor LLC.	8-K	001- 39943	10.3	December 20, 2021

10.6	Stockholder Support Agreement, dated as of December 20, 2021, by and among ITHAX Acquisition Corp., and Mondee Holdings, LLC.	8-K	001- 39943	10.4	December 20, 2021

10.7#	Mondee Holdings, Inc. 2022 Equity Incentive Plan	S-4	333- 263727	Annex D	March 21, 2022

10.8*	Mondee Holdings, Inc. 2022 Employee Stock Purchase Plan

10.9#	Employment Agreement between Mondee Holdings II, Inc. and Prasad Gundumogula	S-4-A	333- 263727	May 20, 2022

10.10#	Employment Agreement between Mondee Holdings II, Inc. and Dan Figenshu	S-4-A	333- 263727	May 20, 2022

10.11#	Employment Agreement between Mondee Holdings II, Inc. and Venkat Pasupuletti	S-4-A	333- 263727	May 20, 2022

10.12#	Employment Agreement between Mondee Holdings II, Inc. and Jim Dullum	S-4-A	333- 263727	May 20, 2022

10.13*	Form of Board Services Agreement

10.14*	Consent and Amendment No. 7, dated as of July 8, 2022, by and among Mondee Holdings, LLC, TCW Asset Management Company LLC and the other parties thereto

10.15*	Amended and Restated Unit Issuance Agreement, dated of July 8, 2022, by and among Mondee Holdings, LLC and the lenders party thereto

10.16*	Amendment to Consent and Amendment No. 7 to Financing Agreement, dated as of July 17, 2022 by and among Mondee Holdings, LLC and the lenders party thereto

16.1*	Letter from Marcum LLP to the U.S. Securities and Exchange Commission as to the change in certifying accountant, dated as of July 18, 2022.

21.1*	Subsidiaries of the Company

99.1*	Unaudited pro forma condensed combined financial statements of Mondee Holdings, Inc. as of the three months ended March 31, 2022 and for the year ended December 31, 2021.

99.2*	Press Release dated July 18, 2022

104*	Cover Page Interactive Data File, formatted in Inline XBRL (included within the Exhibit 101 attachments).

*	Filed herewith.

†	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

#	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDEE HOLDINGS, INC.
Dated: July 20, 2022
	By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer